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         Certification Pursuant to Rule 30a-2(b) under the 1940 Act and
                     Section 906 of the Sarbanes-Oxley Act

I, Neil Wolfson, President & Chief Executive Officer of WT Mutual Fund (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  3/6/06                      /s/ Neil Wolfson
       ------------------          ---------------------------------------
                                   Neil Wolfson, President & Chief
                                   Executive Officer
                                   (principal executive officer)


I, John J. Kelley, Vice President, Chief Financial Officer, Treasurer & Secretary of WT Mutual Fund (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  3/1/06                      /s/ John J. Kelley
       ------------------          ---------------------------------------
                                   John J. Kelley, Vice President,
                                   Chief Financial Officer,
                                   Treasurer & Secretary
                                   (principal financial officer)